Consolidated Balance Sheets [Parenthetical] - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Allowance For Doubtful Accounts, Sales Returns and Discounts	$ 1,203	$ 2,931
Common stock, par value (in dollars per share)	$ 0.3	$ 0.3
Common stock, shares authorized	1,000,000,000	1,000,000,000
Common stock, shares issued	356,699,482	356,699,482
Common stock, shares outstanding	344,207,492	344,007,418
Treasury stock, shares	12,491,990	12,692,064